UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 5, 2010

TC PipeLines, LP
(Exact name of registrant as specified in its charter)

Delaware	000-26091	52-2135448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Street, Suite #2400 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(877) 290-2772

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01.   Other Events

Yuma Lateral Project

At the time of TC PipeLines, LP’s (the Partnership) acquisition of North Baja LLC, TransCanada Corporation (TransCanada) had begun an expansion project of the North Baja pipeline from the Mexico/Arizona border to Yuma , Arizona (Yuma Lateral Project). The Agreement for Purchase and Sale of Membership Interest dated July 1, 2009 (Acquisition Agreement) provided that the Partnership would purchase the expansion facilities and contracts for an additional sum up to $10 million, if TransCanada completed the project by June 30, 2010.

The Yuma Lateral Project is nearing completion and is expected to go into service as soon as the final regulatory approval is received, which is imminent.  On March 5, 2010, the Partnership entered into the Yuma Transfer Agreement with TransCanada to facilitate the transfer of the expansion facilities and contracts for approximately $7.6 million.  The Acquisition Agreement provides that an additional transfer and payment will be made should any other shippers contract for services on the Yuma Lateral Project before June 30, 2010.

Cautionary Statement Regarding Forward-Looking Information
This Form 8-K includes forward-looking statements regarding future events and the future financial performance of TC PipeLines, LP. Words such as “believes,” “expects,” “intends,” “forecasts,” “projects,” and similar expressions identify forward-looking statements. All forward-looking statements are based on the Partnership’s current beliefs as well as assumptions made by and information currently available to the Partnership. These statements reflect the Partnership’s current views with respect to future events. The Partnership assumes no obligation to update any such forward-looking statements to reflect events or circumstances occurring after the date hereof. Important factors that could cause actual results to materially differ from the Partnership's current expectations include the positions taken by the FERC or other regulatory bodies with respect to the Yuma Lateral Project, risks inherent in new build pipeline projects, the Partnership’s ability to identify and/or consummate accretive growth opportunities from TransCanada, operational decisions of the operator of our pipeline systems, the failure of the shipper to perform its contractual obligations with respect to its transportation commitment on the Yuma Lateral Project, and other risks inherent in the transportation of natural gas as discussed in the Partnership’s filings with the Securities and Exchange Commission, including the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PipeLines, LP
by: TC PipeLines GP, Inc., its general partner

By:	/s/ Donald J. DeGrandis
Secretary

Dated:  March 5, 2010